UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.             )

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BMO FUNDS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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BMO FUNDS, INC.

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

1-800-236-FUND

(1-800-236-3863)

www.bmofunds.com

March 24, 2017

Dear Shareholder:

Seven investment portfolios (each, a “Fund,” and collectively, the “Funds”) of BMO Funds, Inc. (the “Corporation”) will hold a special meeting of Investor Class (“Class Y”) shareholders on Tuesday, May 23, 2017, at 8:30 a.m. (Central Time) at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. The Funds are:

BMO Equity Funds	BMO Fixed Income Funds
BMO Large-Cap Value Fund	BMO Ultra Short Tax-Free Fund
BMO Mid-Cap Value Fund	BMO Short Tax-Free Fund
BMO Mid-Cap Growth Fund	BMO Short-Term Income Fund
BMO Small-Cap Growth Fund

If you were a Class Y shareholder of record of a Fund as of the close of business on March 14, 2017, then you are entitled to vote at this meeting. The shareholders of each Fund are being asked to approve an amendment to the Corporation’s Articles of Incorporation, as amended (the “Articles”), to redesignate and convert the Class Y shares of each Fund into Class A shares of the Fund and to terminate the Class Y shares of the Funds (the “Proposal”).

As discussed in more detail in the enclosed Proxy Statement, the Board of Directors of the Corporation (the “Board”) considered and approved the amendment to the Articles to redesignate and convert the Class Y shares of each Fund into Class A shares of the Fund and to terminate the Class Y shares of the Funds, subject to shareholder approval. BMO Asset Management Corp. (the “Adviser”) and the Board believe that the Proposal is in the best interests of each Fund’s Class Y shareholders. The Board recommends that you vote in favor of the Proposal.

The question and answer section that follows discusses the Proposal, and the Proxy Statement itself provides greater details about the Proposal. Please review and consider the information in the Proxy Statement carefully.

Whether or not you plan to attend the special meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided. You also may vote by toll-free telephone or by Internet according to the instructions noted on the enclosed proxy card.

If we do not hear from you by April 14, 2017, then we may contact you. Thank you for investing in the Funds and for your continuing support.

Sincerely,

John M. Blaser, President

BMO Funds, Inc.

BMO FUNDS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Seven investment portfolios (each, a “Fund,” and collectively, the “Funds”) of BMO Funds, Inc., a Wisconsin corporation (the “Corporation”), will hold a special meeting of Investor Class (“Class Y”) shareholders on Tuesday, May 23, 2017, at 8:30 a.m. (Central Time) at the offices of the Corporation at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. The Funds are:

BMO Equity Funds	BMO Fixed Income Funds
BMO Large-Cap Value Fund	BMO Ultra Short Tax-Free Fund
BMO Mid-Cap Value Fund	BMO Short Tax-Free Fund
BMO Mid-Cap Growth Fund	BMO Short-Term Income Fund
BMO Small-Cap Growth Fund

The meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the meeting or any adjournments thereof. The proposal will be considered by Class Y shareholders of each Fund, voting separately.

Proposal: To approve an amendment to the Corporation’s Articles of Incorporation, as amended, to redesignate and convert the Class Y shares of the Fund into Class A shares of the Fund and to terminate the Class Y shares of the Fund, as described in a plan of redesignation and conversion.

The Board of Directors unanimously recommends that shareholders vote FOR the proposal.

Only Class Y shareholders of record at the close of business on March 14, 2017, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any adjournments thereof.

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be held on May 23, 2017:

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY OR VOTE BY

TOLL-FREE TELEPHONE OR INTERNET IN ACCORDANCE

WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

As a shareholder of the Corporation, you are asked to attend the special meeting either in person or by proxy. If you are unable to attend the special meeting in person, we urge you to vote by proxy prior to the special meeting. You can do this in one of three ways by: (1) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) using the Internet. Your prompt voting by proxy will help assure a quorum at the special meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the special meeting. You may revoke your proxy before it is exercised at the special meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the special meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Funds prior to the special meeting.

By Order of the Board of Directors,

Michael J. Murphy, Secretary

BMO Funds, Inc.

Milwaukee, Wisconsin

March 24, 2017

Questions and Answers

We encourage you to read the full text of the enclosed Proxy Statement and, for your convenience, we have provided a brief overview of the proposal.

Q.	Why am I receiving this Proxy Statement?

A.	Upon the recommendation of BMO Asset Management Corp., the adviser to the Funds (the “Adviser”), the Board of Directors (the “Board”) of BMO Funds, Inc. (the “Corporation”) considered and approved, subject to shareholder approval, an amendment to the Corporation’s Articles of Incorporation, as amended (the “Articles”), to redesignate and convert the Class Y shares of each Fund into Class A shares of the Fund (the “Conversion”) and to terminate Class Y shares of the Funds pursuant to a plan of redesignation and conversion (the “Plan”). Accordingly, we are asking shareholders to approve the amendment to the Articles.

Q.	How will the Conversion affect how the Funds are managed?

A.	The management of the Funds will not change if the Conversion is approved. The Funds’ investment objectives and principal investment strategies also will not change.

Q.	How will the Conversion affect my investment?

A.	Pursuant to the Plan, if you own any Class Y shares of a Fund on June 2, 2017, your shares will be converted into Class A shares. Class A shares are subject to front-end sales charges, deferred sales charges, and fees and expenses that are different from those imposed on Class Y shares. You will not incur the front-end or deferred sales charges usually imposed on Class A shares as a result of the redesignation and conversion of your Class Y shares as Class A shares. In addition, subsequent to the Conversion, your additional purchases and redemptions of Class A shares will not be subject to the front-end or deferred sales charges as long as you hold any class of shares of the Fund. Further, subsequent exchanges of your converted Class A shares to Class A shares of a different Fund of the Corporation will not be subject to the front-end or deferred sales charges.

With respect to the differences in fees and expenses between Class A shares and Class Y shares, Class A shares will be subject to a Rule 12b-1 fee at an annual rate of 0.25% of a Fund’s average daily net assets to be paid under a Rule 12b-1 Plan. A Rule 12b-1 fee is currently not charged to Class Y shareholders. Class Y shareholders are currently subject to a shareholder services fee pursuant to a Shareholder Servicing Agreement with the Adviser at the annual rate of 0.25% of the Fund’s average daily net assets. A shareholder services fee is not charged to Class A shareholders. Both Class A shares’ Rule 12b-1 fee and Class Y shares’ shareholder services fee are paid on an on-going basis. The differences in fees between Class A shares and Class Y shares are not expected to have an effect on the total annual operating expenses of a Fund because the amount of the Class A shares’ Rule 12b-1 fee and the Class Y shares’ shareholder services fee are the same. However, the Class A shares’ Rule 12b-1 fee and the Class Y shares’ shareholder services fees paid by the Funds may be used for different purposes. For example, the Class A shares’ Rule 12b-1 fee may be used for marketing and distribution services in an effort to increase the asset base of a Fund, which, in turn, may allow for more efficient management and the possibility of lower expenses through economies of scale. Class Y shares’ shareholder services fee may only be used for shareholder services such as providing shareholder assistance, communicating with shareholders, or facilitating purchases and redemption of shares.

In addition, the Adviser has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent Class A shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business, and acquired fund fees and expenses) from exceeding the current total annual operating expenses of Class Y shares until December 31, 2017. This expense limitation agreement may not be terminated prior to December 31, 2017 without the consent of the Board, unless terminated due to the termination of the investment advisory agreement. There is no assurance the expense cap will remain in place beyond December 31, 2017.

Q.	May I redeem my shares in advance of the special meeting?

A.	Yes. You may redeem your shares at any time prior to the redesignation and conversion date. Please see the Funds’ prospectus to review how to redeem shares.

Q.	Will I have to pay any taxes as a result of the redesignation and conversion?

A.	The Conversion of a share class of a Fund is not a taxable event for federal income tax purposes. You should consult your tax advisor with respect to your particular circumstances.

Q.	When will the Conversion take effect?

A.	Upon shareholder approval, the redesignation and conversion date for the Funds will be on or about June 2, 2017.

Q.	What will happen if shareholders of one or more Funds do not approve the proposal?

A.	If shareholders of a Fund do not approve the proposal, the Board will consider other alternatives for the Class Y shares of that Fund, including liquidation. The Board’s proposal to liquidate a Fund also would be subject to shareholder approval.

The Board, in its discretion, may implement the Plan with respect to those Funds for which the Conversion is approved. Alternatively, the Board may determine not to implement the Plan until the Conversion has been approved by Class Y shareholders of all of the Funds.

Q.	How does the Board recommend that I vote?

A.	After careful consideration, the Board, the majority of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended, unanimously recommends that you vote FOR the proposal.

Q.	Will the Funds pay for the proxy solicitation and related legal costs?

A.	No. The Adviser or its affiliates have agreed to bear these costs.

Q.	How can I vote my shares?

A.	You may choose from one of the following options, as described in more detail on the proxy card:

•	By mail, using the enclosed proxy card and return envelope;

•	By telephone, using the toll-free number on your proxy card;

•	Through the Internet, using the website address on your proxy card; or

•	In person at the shareholder meeting.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	Please call BMO Funds U.S. Services at 1-800-236-FUND (3863) for additional information.

BMO FUNDS, INC.

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

May 23, 2017

General. This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of BMO Funds, Inc. (the “Corporation”) with respect to Investor Class shares (“Class Y shares”) of seven investment portfolios of the Corporation (each, a “Fund,” and collectively, the “Funds”). The Funds are:

BMO Equity Funds	BMO Fixed Income Funds
BMO Large-Cap Value Fund	BMO Ultra Short Tax-Free Fund
BMO Mid-Cap Value Fund	BMO Short Tax-Free Fund
BMO Mid-Cap Growth Fund	BMO Short-Term Income Fund
BMO Small-Cap Growth Fund

The special meeting of Class Y shareholders of the Funds (the “Meeting”) is being called to vote on an amendment to the Corporation’s Articles of Incorporation, as amended (the “Articles”), to redesignate and convert the Class Y shares of each Fund into Class A shares of the Fund and to terminate Class Y shares of the Funds (the “Proposal”), as described in a plan of redesignation and conversion (the “Plan”).

The Meeting will be held at the principal offices of the Corporation located at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, on Tuesday, May 23, 2017, at 8:30 a.m. (Central Time) and at any adjourned session thereof, for the purposes set forth in the enclosed notice of special meeting of shareholders (“Notice”). It is expected that the Notice, this Proxy Statement, and Proxy Card will be mailed to shareholders on or about April 5, 2017.

Record Date/Shareholders Entitled to Vote. If you owned Class Y shares of a Fund as of the close of business on March 14, 2017 (the “Record Date”), then you are entitled to vote at the Meeting (or any adjournments thereof). You will be entitled to one vote per full share (and a fractional vote per fractional share) for each share you owned on the Record Date. However, you will only be allowed to vote on matters submitted to the shareholders of Funds of which you own shares.

Proposal: To approve an amendment to the Corporation’s Articles of Incorporation, as amended, to redesignate and convert the Class Y shares of the Fund into Class A shares of the Fund and to terminate the Class Y shares of the Fund, as described in a plan of redesignation and conversion.

The Proposal will be considered by Class Y shareholders of each Fund, voting separately.

Background to Proposal

BMO Asset Management Corp., the Funds’ investment adviser, (the “Adviser”) recommended to the Board of Directors of the Corporation (the “Board”) that the Class Y shares of each Fund be redesignated and converted into Class A shares of the Fund (the “Conversion”) pursuant to the Plan. The Adviser recommended the Conversion because the Adviser concluded that the Conversion would, among other things, streamline the Corporation’s fund offerings, restructure the Corporation’s product line to match the Adviser’s distribution focus, help the Funds gain access to new distribution channels, and improve the marketing of the Funds. The Adviser believes that each Fund’s Class A shares are essential to the structure of the Fund complex in order to increase sales and retain existing assets. Many brokers/dealers, investment professionals, and financial institutions (“Authorized Dealers”) require Class A shares with sales charges and Rule 12b-1 fees to compensate them for their marketing and distribution services. It is anticipated that the Class A shares’ Rule 12b-1 plan (the “Rule 12b-1 Plan”) will open new distribution channels for the Funds, making them available as attractive investment alternatives in a competitive market. The potential for increased sales and the retention of existing assets could result in the Funds acquiring larger asset bases which, in turn, allows for more efficient management and the possibility of lower expenses through economies of scale. There can be no assurance, however, that the Funds or the Rule 12b-1 Plan will achieve these goals.

At an in-person meeting of the Board held on February 8, 2017, the Board, including a majority of the “non-interested” directors (the “Independent Directors”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved an amendment to the Corporation’s Articles to effect the Conversion and to terminate the Class Y shares of the Funds after the Conversion, subject to shareholder approval. Class A shares of each Fund have the same investment objectives, strategies, rights, preferences, fees, and expenses as the current Class Y shares of the Fund, except that Class A shares are subject to a front-end sales charge, a contingent deferred sales charge (on purchases of $1 million or more), and a Rule 12b-1 fee of 0.25% of the class’ assets rather than the shareholder services fee of 0.25% imposed on Class Y shares. In light of the relatively small size of certain Funds’ Class Y shares and the Adviser’s plans to increase marketing efforts for Class A shares of the Funds, the Board determined that the Conversion is in the best interests of each Fund’s Class Y shareholders.

In connection with the Board’s approval of the Conversion, the Board considered the applicability of Class A shares’ Rule 12b-1 Plan and related Rule 12b-1 fee of 0.25% to Class Y shareholders after the Conversion. The Board considered the potential benefits of making payments to the Funds’ distributor, BMO Investment Distributors, LLC (the “Distributor”), for its use in marketing, advertising, and other distribution servicing efforts to attract and retain shareholders to the Funds. The Board also considered: (a) the relatively small size of certain Funds’ Class Y shares; (b) the potential for an increase in each Fund’s asset base in light of the marketing efforts for Class A shares, which could allow for more efficient portfolio management and the realization of economies of scale; and (c) the effect of the Rule 12b-1 fee on Class Y shareholders’ total expense ratio. The Board noted that total operating expenses experienced by current Class Y shareholders are not expected to increase due to the addition of the Rule 12b-1 fee, as the Class A shares will not be subject to the 0.25% shareholder services fee to which Class Y shares are currently subject, and the Class Y shares and Class A shares of each Fund are each subject to the same expense limit pursuant to an expense limitation agreement. The Board acknowledged that, while the expense limitation agreement is only in effect until December 31, 2017, the Adviser anticipates renewing the agreement prior to its termination.

If the shareholders of a Fund approve the Proposal, the Class Y shares of the Fund will be redesignated and converted into Class A shares of the same Fund pursuant to the Plan and will be subject to the Class A shares’ Rule 12b-1 fee. In addition, the Articles will be amended to terminate the Class Y shares of the Funds.

If shareholders of a Fund do not approve the Proposal, the Board will consider other alternatives for the Class Y shares of that Fund, including liquidation. The Board’s proposal to liquidate a Fund also would be subject to shareholder approval. The Board, in its discretion, may implement the Plan with respect to those Funds for which the Proposal is approved. Alternatively, the Board may determine not to implement the Plan until the Proposal has been approved by the Class Y shareholders of all of the Funds.

If the shareholders of a Fund approve the Proposal, the Conversion is expected to occur on or about June 2, 2017.

Summary of the Plan of Redesignation and Conversion

The Plan is attached as Annex A, and this summary of the Plan is qualified in its entirety by the reference to Annex A.

The Plan provides that as of the redesignation and conversion date, which is expected to be on June 2, 2017 or on such other date as may be determined by the Adviser (the “Conversion Date”), all of the issued and outstanding Class Y shares of a Fund will automatically be redesignated and converted into that number of full and fractional Class A shares of the same Fund having an aggregate net asset value equal to the aggregate net asset value of the Class Y shares of the Fund. Upon the Conversion, the holders of Class Y shares of a Fund shall be deemed to own, as of the Conversion Date, that number of full and fractional Class A shares of the same Fund as may be allocated to such shareholders on a pro rata basis.

The aggregate value of the net assets of each Fund’s Class Y shares shall be determined in accordance with the Fund’s valuation procedures and the Fund’s then-current prospectus or statement of additional information, as of 4:00 p.m. (Central Time) on the Conversion Date (after the declaration and payment of any dividends and/or other distributions on that date) (the “Valuation Time”). In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of a Fund is closed for trading or trading thereupon is restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Adviser, accurate appraisal of a Fund’s value of its net assets is not reasonably practicable, the Conversion Date shall be postponed to such later date as determined by the Adviser.

Upon the Conversion, all of the assets and liabilities of a Fund allocated or to be allocated to Class Y shares of the Fund prior to the Conversion Date will, from and after the Conversion Date, be deemed to constitute and will be allocated to the assets and liabilities of Class A shares of the same Fund. All issued and outstanding Class Y shares of each Fund will be cancelled on the books of the Corporation and ownership of Class A shares of a Fund by the former holders of Class Y shares of the Fund will be shown on the books of the Corporation. All unissued Class Y shares of a Fund shall automatically be redesignated and converted into Class A shares of the same Fund.

The Plan will become effective following approval of the Proposal at the Meeting of each Fund’s Class Y shareholders. The Board may, for any reason, terminate the Plan any time prior to the Conversion Date.

Comparison of Class Y and Class A Shares

The Class Y and Class A shares of a Fund are identical in all respects (e.g., investment objectives and investment strategies), except for differences related to: (a) different sales charges; (b) different fees and expenses; and (c) different Class names and designations. The tables in Annex B describe the differences in the fees and expenses that you may pay if you buy and hold Class Y shares of a Fund as compared to Class A shares of the Fund. The tables show the current fees and expenses of a Fund’s Class Y shares and the pro forma fees and estimated expenses of the Fund’s Class A shares. In addition, the examples in Annex C are intended to help you compare the cost of investing in Class Y and Class A shares of a Fund with the cost of investing in other funds. Each example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2017, to the extent such waiver or reimbursement is necessary to prevent a Fund’s total operating expenses from exceeding the agreed upon expense cap.

Front-end Sales Charges. Class A shares of the Funds have front-end sales charges. The maximum sales charge on the BMO Equity Funds is 5.00%. The maximum sales charge on the BMO Fixed Income Funds is 2.00%. Each Fund’s front-end sales charge schedule with breakpoints, along with waivers and reductions available to Class A shareholders, is included in the Funds’ current prospectus and statement of additional information. Class Y shareholders will not incur front-end sales charges as a result of the Conversion of their Class Y shares into Class A shares. Subsequent to the Conversion, former Class Y shareholders’ purchases will not be subject to the front-end sales charges generally applicable to additional purchases of Class A shares, as long as such shareholders own any class of shares of the Fund.

Contingent Deferred Sales Charges. Class A shares of the Funds have deferred sales charges. The maximum deferred sales charge on the BMO Equity Funds is 1.00%. The maximum deferred sales charge on the BMO Fixed Income Funds is 0.55%. These sales charges are applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase. Subsequent to the Conversion, former Class Y shareholders’ redemptions will not be subject to the deferred sales charges generally applicable to redemptions of Class A shares, as long as such shareholders own any class of shares of the Fund. Further, a shareholder’s subsequent exchange of Class A shares for Class A shares of a different BMO Fund will not be subject to a deferred sales charge.

Fees and Expenses. If the Proposal is approved, after the Conversion, current Class Y shareholders (Class A shareholders after the Conversion) of each Fund will be subject to a Rule 12b-1 Plan and a Rule 12b-1 fee equal to the annual rate of 0.25% of a Fund’s average daily net assets. The Rule 12b-1 fee will be paid under the Rule 12b-1 Plan and will be paid on an on-going basis.

Class Y shareholders are currently subject to a shareholder services fee pursuant to a Shareholder Servicing Agreement with the Adviser at the annual rate of 0.25% of a Fund’s average daily net assets, which is not charged to Class A shareholders. The Class Y shareholder services fee is also paid on an on-going basis.

In light of the Class A shares’ Rule 12b-1 fee and the Class Y shares’ shareholder services fees, the differences in fees between Class A shares and Class Y shares are not expected to have an effect on the total annual operating expenses of a Fund because the amount of the new Class A shares’ Rule 12b-1 fee and the current Class Y shares’ shareholder services fee are the same. The fees paid by the Funds under the Class A shares’ Rule 12b-1 fee, however, will be able to be used for different purposes. In addition, the Adviser has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent Class A’s total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses) from exceeding the current total annual operating expenses of Class Y shares until December 31, 2017. This expense limitation agreement may not be terminated prior to December 31, 2017 without the consent of the Board, unless terminated due to the termination of the investment advisory agreement. There is no assurance the expense cap will remain in place beyond December 31, 2017.

Minimum Investments and Subsequent Investments. The investment minimums are the same for both Class Y and Class A shares. To open an account, your first investment must be at least $1,000. The minimum subsequent purchase amount is $50.

Amendment to the Articles

If the Proposal is approved, the officers or agents of the Corporation will file an amendment to the Articles, to be effective on the Conversion Date. The amendment to the Articles will redesignate all of the Class Y shares of a Fund as Class A shares of the same Fund and terminate Class Y shares of that Fund. The Form of Articles Amendment is attached hereto as Annex D.

Redemption Prior to Conversion

Any time prior to the Conversion Date, shareholders of a Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund’s prospectus. As disclosed in the Funds’ prospectus, although each Fund intends to pay share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities. Shareholders receiving portfolio securities in redemption of their shares will realize a gain or loss for federal income tax purposes in the same manner as when cash is received.

Material Federal Income Tax and Other Aspects of the Conversion

The following is a general discussion of certain material U.S. federal income tax considerations for U.S. shareholders subject to federal income tax with respect to the redesignation and conversion of Class Y shares into Class A shares. This discussion is based on current U.S. federal income tax laws in effect on the date of this Proxy Statement. Future legislative or administrative changes or court decisions might significantly alter these tax consequences, possibly retroactively. The statements below are not binding upon the Internal Revenue Service (“IRS”), and there can be no assurance that the IRS will concur with this summary or that the tax consequences to any shareholder will be as set forth below.

This discussion is for general information only and does not address all of the U.S. federal income tax considerations that may be relevant to specific shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax law (such as financial institutions, insurance companies, tax-exempt entities, broker-dealers, pension plans, or persons that have a “functional currency” other than the U.S. dollar). This discussion does not address any U.S. state or local tax considerations. Nor does this discussion address any tax considerations for foreign shareholders or tax-exempt shareholders. Implementing the Plan may impose unanticipated tax consequences on shareholders and affect shareholders differently, depending on their particular tax situations independent of the Plan. Shareholders are encouraged to consult with their own tax advisor to determine the particular tax consequences to them of a Fund’s redesignation and conversion of shares, including the application and effect of any state, local, or foreign tax laws.

As used herein, a “U.S. shareholder” means a beneficial owner of a Fund’s common stock that is a U.S. citizen or U.S. resident alien, a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, that was created or organized under the laws of the United States, any state thereof, or the District of Columbia, an estate whose income is subject to U.S. federal income taxation regardless of its source, or a trust that either is subject to the supervision of a court within the United States and has one or more U.S. persons with authority to control all of its substantial decisions or has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

The proposed Conversion should be deemed to be a non-taxable event under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification of the Conversion as a tax-free transaction means, among other things, that (i) no gain or loss will be recognized under the Code by each Fund or by the Class Y shareholders of each Fund as a result of the Conversion, and (ii) a Class Y shareholder’s adjusted basis for federal income tax purposes in the Class A shares received in the Conversion will be the same as that Class Y shareholder’s adjusted basis in the Class Y shares immediately before the Conversion. While there can be no guarantee that the IRS will adopt a similar position, each Fund will receive, at the time of the Conversion, an opinion of counsel to the effect that the Conversion will be deemed a non-taxable event under the Code.

Shareholders should consult their tax advisors to determine the federal, state and other income tax consequences of receiving Class A shares with respect to their particular tax circumstances.

Board Considerations

The Board, including a majority of its Independent Directors, reviewed and approved the Conversion, the Plan, and the proposed amendment to the Articles at an in-person meeting of the Board held on February 8, 2017 (the “Board Meeting”). In reaching its decision, the Board considered materials relevant to its review of the Plan, a copy of the proposed Plan, and a presentation by the Adviser. In addition, in connection with their approval of the Conversion, the Board further considered the application of the Rule 12b-1 Plan to Class Y shareholders.

During the Board Meeting, the Independent Directors met separately in executive session with their independent legal counsel, who provided advice regarding the Independent Directors’ duties and responsibilities in connection with the review of the Plan.

In considering the Conversion, the Plan, and the amendment(s) to the Articles, and deciding to approve them, the Board reviewed and analyzed various factors with respect to the Funds that it determined were relevant, including the factors summarized below. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling but considered all factors together.

The Board noted that Class A shares are widely recognized as one of the industry’s standard share classes and that many distribution channels require Class A shares to be a part of a fund’s line-up. The Board also considered the Adviser’s efforts to enhance its sales force and the distribution of the Funds and its efforts to align the Funds with the industry standard in order to increase the assets of the Fund. In addition, the Board noted the Adviser’s belief that restructuring the share classes of the Funds by converting Class Y shares into Class A shares was essential to current and future distribution efforts.

With respect to the Class Y shares of each Fund, the Board considered the limited size of certain Funds’ Class Y shares and the limited performance history of certain Funds’ Class Y shares and noted the additional expenses that the Fund may incur if the two share classes continued to exist. The Board then considered that the conversion of Class Y shares into Class A shares and the marketing by the Adviser of Class A shares could increase the ability of a Fund to generate new assets and, consequently, could allow the Fund, including the current shareholders of Class Y shares, to benefit from economies of scale.

The Board gave particular attention to the fact that former Class Y shareholders would be subject to Class A shares’ Rule 12b-1 fee if the Conversion is approved. The Board noted that Class Y shareholders are currently subject to a shareholder services fee pursuant to a Shareholder Servicing Agreement with the Adviser at the annual rate of 0.25% of a Fund’s average daily net assets, which is not charged to the Class A shares. The Board considered that, after the proposed Conversion, Class Y shareholders will no longer be subject to the 0.25% shareholder services fee, but would be subject to the Class A shares’ Rule 12b-1 fee, which is likely to result in no change to the total operating expenses of the Fund. The Board also noted the differences in the fees and their permitted uses by the Adviser or the Distributor, as applicable. In addition, the Board considered that the Adviser has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent Class A’s total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses) from exceeding the current total annual operating expenses of Class Y shares until December 31, 2017. The Board also noted that the Adviser and its affiliates have been bearing the costs of the Funds’ Class Y shares distribution efforts out of their own resources. In addition, the Board took into consideration that the Rule 12b-1 Plan had the potential to increase the profits realized by the Distributor and its affiliate, including the Adviser. The Board noted, however, that it is not expected that the Distributor or its affiliates would receive any additional profits from the Rule 12b-1 Plan because all fees paid under the Rule 12b-1 Plan are expected to be used on shareholder services and distribution efforts.

With respect to the Rule 12b-1 fees, the Board noted that it, including a majority of its Independent Directors who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related to the Rule 12b-1 Plan, had reviewed and approved the Rule 12b-1 Plan for continuation for Class A shares of the Funds most recently on August 10, 2016. In addition, the Board noted that it receives quarterly reports detailing the amount of Rule 12b-1 fees paid to Distributors under the Rule 12b-1 Plan, the amounts expended under the Rule 12b-1 Plan, and the purposes for which such expenditures were made. The Board also took into account the benefits of making payments to the Distributor for its use in marketing, advertising, and other distribution servicing efforts to attract and retain shareholders to the Funds. The Board concluded that there is a reasonable likelihood that the activities for which payments may be made under the Rule 12b-1 Plan are likely to stimulate additional sales of each Fund’s shares and assist the Funds in increasing their respective asset bases in the face of competition from other mutual funds.

The Board also considered the reasons why it is important for the Funds to attract a continuous flow of new assets. It was recognized that it is desirable for all shareholders that the Funds sustain a flow of new investment monies. The Board evaluated the potentially adverse effects that might result from a pattern of net redemptions and the possibility of a net cash outflow resulting therefrom. Net cash outflow would increase the likelihood of having to dispose of portfolio securities for other than investment reasons at unfavorable prices while net cash inflow: (1) minimizes the need to sell securities to meet redemptions when investment considerations would indicate that they continue to be held; and (2) reduces daily liquidity requirements.

Based on all of the information considered and conclusions reached, the Board determined that the Conversion and the terms of the Plan are fair and reasonable and that the approval of the Conversion, the Plan, and the amendment to the Articles are in the best interests of the Funds and their Class Y shareholders.

Based on all of the foregoing, the Board unanimously recommends that shareholders of the Funds vote FOR the approval of an amendment to the Articles to redesignate and convert the Class Y shares of the Funds into Class A shares of the Funds and to terminate the Class Y shares of the Funds, as described in the Plan.

Other Matters

The Board knows of no other matters that may come before the Meeting, other than the Proposal as set forth above. If any other matter properly comes before the Meeting, the persons named as proxies will vote on the same in their discretion.

Other Information

Shares Outstanding. As of the Record Date, the number of Class Y shares of the Funds that were issued and outstanding and entitled to vote at the Meeting was as follows:

Number of Class Y Shares
BMO Large-Cap Value Fund	11,822,503.088
BMO Mid-Cap Value Fund	12,436,686.032
BMO Mid-Cap Growth Fund	6,270,934.576
BMO Small-Cap Growth Fund	5,942,218.563
BMO Ultra Short Tax-Free Fund	4,509,282.216
BMO Short Tax-Free Fund	1,726,816.121
BMO Short-Term Income Fund	5,533,258.930

Share Ownership Information. As of the Record Date, the officers and directors of the Corporation, individually and as a group, owned less than 1% of each Fund’s outstanding Class Y shares. Unless otherwise noted below, as of the same date, no persons owned of record or are known by the Corporation to own of record or beneficially more than 5% of any Class of a Fund’s outstanding Class Y shares.

Fund	Name and Address*	Class of Shares	Number of Shares	Percent of Class
BMO Large-Cap Value Fund	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Y	10,212,497.509	86.54%

BMO Mid-Cap Value Fund	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Y	6,381,292.769	51.28%

	Mitra & Co FBO 98 Daily Plans C/O M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	Y	1,104,880.426	8.88%

Fund	Name and Address*	Class of Shares	Number of Shares	Percent of Class
	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	Y	1,023,709.664	8.23%

	National Financial Services LLC FBO Exclusive Bene of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	Y	915,014.501	7.35%

BMO Mid-Cap Growth Fund	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Y	5,007,533.207	79.78%

BMO Small-Cap Growth Fund	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Y	2,224,157.871	37.43%

	National Financial Services LLC FBO Exclusive Bene of our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	Y	889,865.283	14.97%

	Mitra & Co FBO 98 Daily Plans C/O M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	Y	834,376.314	14.04%

	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	Y	414,495.154	6.97%

	AUL American Group Retirement Annuity One American Square PO Box 368 Indianapolis IN 46206-0368	Y	354,678.083	5.97%

Fund	Name and Address*	Class of Shares	Number of Shares	Percent of Class
BMO Ultra Short Tax-Free Fund	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Y	2,419,704.739	53.66%

	National Financial Services LLC FBO Exclusive Bene of our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	Y	685,502.970	15.20%

	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper C/O BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	Y	343,719.297	7.62%

	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	Y	329,225.088	7.30%

	Soil & Engineering Services Inc 1102 Stewart St Madison WI 53713-4648	Y	301,042.815	6.68%

BMO Short Tax-Free Fund	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Y	990,093.963	57.34%

	National Financial Services LLC FBO Exclusive Bene of our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	Y	472,209.720	27.35%

	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	Y	211,456.160	12.25%

Fund	Name and Address*	Class of Shares	Number of Shares	Percent of Class
BMO Short-Term Income Fund	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Y	2,196,234.442	39.70%

	National Financial Services LLC FBO Exclusive Bene of our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	Y	2,066,967.364	37.36%

	TD Ameritrade Inc for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	Y	386,708.516	6.99%

	Mitra Co FBO 98 Daily Plans C/O M&I Trust Co NA Attn MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	Y	375,788.345	6.79%

*	The Corporation believes that the entities in the above chart, the holders of record of these shares, are not the beneficial owners of such shares.

Any shareholder that owns 25% or more of the outstanding shares of a Fund or a Class of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that Class of the Fund. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund. As of the Record Date, the Corporation believes that BMO Harris Bank N.A. and BMO Harris Financial Advisors, Inc., affiliates of the Adviser, held shares of the Funds for the benefit of their customers.

Proxies. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy prior to the special meeting. You can do this in one of three ways. You may complete, date, sign, and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-800-690-6903; or you may vote by Internet by following the instructions noted on the enclosed proxy card. Your shares will be voted as you instruct. Except as provided below, if you simply date, sign, and return the proxy card but no choice is indicated, then your shares will be voted FOR the Proposal and in accordance with the best judgment of the persons named as proxies on such other matters that may properly come before the

Meeting. If your shares are held in an IRA account with UMB Fund Services, Inc. (“UMB”) as custodian, UMB will vote any shares held in the account in accordance with the timely written instructions received. If no timely written voting instructions are received, UMB may vote such unvoted shares as instructed by the Adviser, which may include voting in the same proportion of shares of a Fund for which written voting instructions were timely received by the Fund from the Fund’s other shareholders (i.e., “echo voting”) or in accordance with the recommendations of the Board.

Any shareholder giving a proxy may revoke it before it is exercised at the Meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy. Proxy cards and written notices of revocation must be received by the Funds prior to the special meeting.

Quorum. In order to transact business at the Meeting, a quorum must be present. Under the Articles, a quorum is constituted by the presence in person or by proxy of one-third of a Fund’s shares outstanding entitled to vote at the Meeting. Accordingly, for purposes of the Meeting, a quorum will be constituted by the presence in person or by proxy of one-third of the outstanding Class Y shares of a Fund entitled to vote as of March 14, 2017, the Record Date. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies that are entitled to vote FOR the Proposal in favor of such adjournment and will vote those proxies required to be voted AGAINST the Proposal against such adjournment. They will vote, in their discretion, shares represented by proxies that reflect abstentions and “broker non-votes.”

Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present and entitled to vote and will have the effect of a “no” vote for purposes of obtaining the requisite approval for the Proposal.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares, and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Because the only proposal is a “non-routine” matter, it is unlikely there will be any broker non-votes at the Meeting. Broker non-votes would otherwise have the same effect as abstentions (that is, they would be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum and as if they were votes against the Proposal).

Required Vote. Class Y shareholders of each Fund will vote separately for purposes of approving an amendment to the Articles to effect the Conversion and to terminate Class Y shares of the Funds, as described in the Plan. In order for the Proposal to be approved, it must be approved by the holders of a “majority of the outstanding voting securities” of a Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Class Y shares present at the Meeting if more than 50% of the outstanding voting securities of the Class Y shares are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of the Class Y shares. A vote in favor of the Proposal is a vote in favor of an amendment to the Articles to redesignate and convert the Class Y shares of your Fund into Class A shares of the Fund and to terminate the Class Y shares of the Funds, as described in the Plan.

Method and Cost of Proxy Solicitation. The Board is making the solicitation of proxies. Proxies will be solicited primarily by mail but may also include telephone, facsimile, Internet, or oral communication by certain officers or employees of the Corporation, the Adviser, or Boston Financial Data Services, Inc. (the Funds’ transfer agent) who will not be paid for these services. Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, has been retained to assist in the tabulation of proxies. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction. The Adviser or its affiliates will bear the costs of the Meeting, including legal costs, printing and mailing costs, and the costs of the solicitation of proxies. The Adviser or its affiliates will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Householding. The SEC has adopted rules that permit investment companies, such as the Corporation, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for a Fund and its shareholders. If you participate in householding and unless the Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies, do not want your mailings to be householded, or would like your mailings householded in the future, please call 1-800-236-FUND (3863) or write to us at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Copies of this Proxy Statement will be delivered to you promptly upon oral or written request.

Copies of the Funds’ most recent annual and semi-annual reports dated August 31, 2016 and February 28, 2016, respectively, are available without charge upon request to the Funds at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, on the Funds’ website at www.bmofunds.com, or by calling BMO Funds U.S. Services, toll-free, at 1-800-236-FUND.

Service Providers

BMO Asset Management Corp., 115 South LaSalle Street, Chicago, Illinois 60603, serves as investment adviser, administrator, and shareholder servicing agent to the Funds. BMO Harris Bank N.A., 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin, 53202, an affiliate of the Adviser, serves as securities lending agent to the Funds and as custodian to the BMO Equity Funds and BMO Fixed Income Funds. BMO Investment Distributors, LLC, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, an affiliate of the Adviser, serves as the distributor to the Funds. UMB Fund Services, Inc., 285 West Galena Street, Milwaukee, Wisconsin 53212, serves as sub-administrator for the Funds and as portfolio accounting services agent for certain of the Funds. The Funds’ transfer agent and dividend disbursing agent is Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02171. Legal counsel to the Funds is Stradley, Ronon, Stevens & Young, LLP, 2005 Market Street, Philadelphia, Pennsylvania 19103. The independent registered public accounting firm to the Funds is KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Future Meetings; Shareholder Proposals

The Corporation generally is not required to hold annual meetings of shareholders, and the Corporation generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act or the Corporation’s Articles or By-Laws. By observing this policy, the Corporation seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Corporation hereafter called should send the proposal to the Secretary of the Corporation at the Corporation’s principal offices within a reasonable time before the solicitation of the proxies for such meeting. Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Wisconsin law.

By Order of the Board of Directors,

Michael J. Murphy, Secretary

BMO Funds, Inc.

Milwaukee, Wisconsin

March 24, 2017

Annex A

Plan of Redesignation and Conversion

BMO FUNDS, INC.

PLAN OF REDESIGNATION AND CONVERSION

WHEREAS, the Board of Directors of BMO Funds, Inc. (the “Corporation”), an open-end “series” investment company, has determined that it is in the best interests of the following BMO funds (the “Funds”) and their shareholders to redesignate and convert the Funds’ Investor Class (Series Y) shares into Class A (Series A) shares, subject to approval of the shareholders of the Funds in accordance with the Wisconsin Business Corporation Law (the “WBCL”):

BMO Large-Cap Value Fund

BMO Mid-Cap Growth Fund

BMO Mid-Cap Value Fund

BMO Small-Cap Growth Fund

BMO Short-Term Income Fund

BMO Short-Tax Free Fund

BMO Ultra Short Tax-Free Fund

WHEREAS, the Investor Class (Series Y) is considered a “series” of the Funds for purposes of the WBCL.

NOW, THEREFORE, in consideration of these premises, the Board of Directors hereby adopts this Plan of Redesignation and Conversion for Series Y shares of the Funds.

FIRST: The Corporation’s Articles of Incorporation, as amended (the “Articles”) shall be amended to redesignate and convert all of the Series Y shares of the Funds into Series A shares of the same Funds.

SECOND: The following provisions shall apply in order to effectuate the redesignation and conversion of each Fund’s Series Y shares:

(A)    As of the Redesignation and Conversion Date (as defined below), all of the issued and outstanding Series Y shares of a Fund shall automatically be redesignated and converted into that number of full and fractional Series A shares of the same Fund having an aggregate net asset value equal to the aggregate net asset value of the Series Y shares of the Fund.

The aggregate value of the net assets of each Fund’s Series Y shares shall be determined in accordance with the Fund’s valuation procedures and the Fund’s then-current Prospectus or Statement of Additional Information, as of 4:00 p.m. (Central Time) on the Redesignation and Conversion Date (after the declaration and payment of any dividends and/or other distributions on that date) (the “Valuation Time”).

In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of a Fund is closed for trading or trading thereupon is restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Funds’ investment adviser, BMO Asset Management Corp. (the “Adviser”), accurate appraisal of a Fund’s value of its net assets is not reasonably practicable, the Redesignation and Conversion Date shall be postponed to such later date as determined by the Adviser.

All computations of value hereunder shall be made by or under the direction of the Funds’ accounting agent in accordance with its regular practice and the requirements of the Investment Company Act of 1940, as amended.

(B)    Upon the redesignation and conversion described above, the holders of Series Y shares of a Fund shall be deemed to own, as of the Redesignation and Conversion Date, that number of full and fractional Series A shares of the same Fund as may be allocated to such shareholders on a pro rata basis.

(C)    Upon the redesignation and conversion described above, all of the assets and liabilities of a Fund allocated or to be allocated to the Series Y shares of the Fund prior to the Redesignation and Conversion Date shall, from and after the Redesignation and Conversion Date, be deemed to constitute and shall be allocated to the assets and liabilities of the Series A shares of the same Fund.

(D)    Upon the redesignation and conversion described above, all issued and outstanding Series Y shares of the Funds will be cancelled on the books of the Corporation and ownership of Series A shares of a Fund by the former holders of Series Y shares of the Fund will be shown on the books of the Corporation.

(E)    As of the Redesignation and Conversion Date, all unissued Series Y shares of a Fund shall automatically be redesignated and converted into Series A shares of the same Fund.

(F)    Prior to the Redesignation and Conversion Date, the Corporation shall file one or more amendments to the Articles with the Wisconsin Department of Financial Institutions, to be effective on the Redesignation and Conversion Date, to redesignate and convert the Series Y shares of the Funds into Series A shares of the Funds.

THIRD: The Plan of Redesignation and Conversion shall become effective following shareholder approval of the proposal to amend the Corporation’s Articles to redesignate and convert the Series Y shares of each Fund to Series A shares of the

Fund and to terminate the Series Y shares of the Funds a meeting of each Fund’s Series Y shareholders called for the purpose of voting upon the proposal.

FOURTH: The Redesignation and Conversion Date shall be on June 2, 2017, after the close of business, or such other date after the close of business as may be determined by the Adviser (the “Redesignation and Conversion Date”). All appropriate book and tax accounting entries shall be made to reflect these transactions.

FIFTH: Notwithstanding anything to the contrary contained herein, the Board of Directors may, for any reason, terminate this Plan of Redesignation and Conversion with respect to one or more Funds at any time prior to the Redesignation and Conversion Date.

SIXTH: Notwithstanding anything to the contrary contained herein, any provision of this Plan of Redesignation and Conversion which is prohibited or unenforceable as to a Fund shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. There shall be substituted for such provision so rendered ineffective a provision which, as far as legally possible, most nearly reflects the intent of the Board of Directors.

Annex B

Fees and Expenses of Class Y and Class A Shares

The tables below show the fees and expenses for the Class Y shares of the Funds compared to those of the Class A shares of the Funds (based on the fiscal year ended August 31, 2016) and the pro forma fees and expenses of the Class A shares of the Funds assuming the Conversion had occurred on the first day of the fiscal year ended August 31, 2016.

BMO Large-Cap Value Fund

	Class Y (Current)	Class A (Current)	Class A (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)[1]	None	1.00%	1.00%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	None	0.25%	0.25%
Other Expenses	0.53%	0.28%	0.28%

Total Annual Fund Operating Expenses	1.03%	1.03%	1.03%
Fee Waiver and Expense Reimbursement[2]	(0.03%)	(0.03)%	(0.03)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[2]	1.00%	1.00%	1.00%

BMO Mid-Cap Value Fund

	Class Y (Current)	Class A (Current)	Class A (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)[1]	None	1.00%	1.00%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	None	0.25%	0.25%
Other Expenses	0.54%	0.29%	0.29%

Total Annual Fund Operating Expenses	1.23%	1.23%	1.23%

BMO Mid-Cap Growth Fund

	Class Y (Current)	Class A (Current)	Class A (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)[1]	None	1.00%	1.00%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	None	0.25%	0.25%
Other Expenses	0.60%	0.35%	0.35%
Acquired Fund Fees and Expenses[3]	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	1.30%	1.30%	1.30%
Fee Waiver and Expense Reimbursement[4]	(0.05%)	(0.05%)	(0.05%)

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[4]	1.25%	1.25%	1.25%

BMO Small-Cap Growth Fund

	Class Y (Current)	Class A (Current)	Class A (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)[1]	None	1.00%	1.00%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	None	0.25%	0.25%
Other Expenses	0.48%	0.23%	0.23%

Total Annual Fund Operating Expenses	1.17%	1.17%	1.17%

BMO Ultra Short Tax-Free Fund

	Class Y (Current)	Class A (Current)	Class A (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.00%	2.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)[1]	None	0.55%	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.16%	0.16%	0.16%
Distribution (12b-1) Fees	None	0.25%	0.25%
Other Expenses	0.48%	0.23%	0.23%

Total Annual Fund Operating Expenses	0.64%	0.64%	0.64%
Fee Waiver and Expense Reimbursement[5]	(0.09%)	(0.09%)	(0.09%)

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[5]	0.55%	0.55%	0.55%

BMO Short Tax-Free Fund

	Class Y (Current)	Class A (Current)	Class A (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.00%	2.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)[1]	None	0.55%	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	None	0.25%	0.25%
Other Expenses	0.57%	0.32%	0.32%
Acquired Fund Fees and Expenses[3]	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	0.78%	0.78%	0.78%
Fee Waiver and Expense Reimbursement[5]	(0.22%)	(0.22%)	(0.22%)

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[5]	0.56%	0.56%	0.56%

BMO Short-Term Income Fund

	Class Y (Current)	Class A (Current)	Class A (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.00%	2.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)[1]	None	0.55%	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.19%	0.19%	0.19%
Distribution (12b-1) Fees	None	0.25%	0.25%
Other Expenses	0.51%	0.26%	0.26%
Acquired Fund Fees and Expenses[3]	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses	0.72%	0.72%	0.72%
Fee Waiver and Expense Reimbursement[6]	(0.10%)	(0.10%)	(0.10%)

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[6]	0.62%	0.62%	0.62%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.00% for Class Y and Class A Shares through December 31, 2017. This expense limitation agreement may not be terminated prior to December 31, 2017 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.24% for Class Y and Class A Shares through December 31, 2017. This expense limitation agreement may not be terminated prior to December 31, 2017 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

(5)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.55% for Class Y and Class A Shares through December 31, 2017. This expense limitation agreement may not be terminated prior to December 31, 2017 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

(6)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.60% for Class Y and Class A Shares through December 31, 2017. This expense limitation agreement may not be terminated prior to December 31, 2017 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Annex C

Expense Examples

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses are as shown in the tables and remain the same. The costs in the one-year examples and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2017 to the extent such waiver or reimbursement is necessary to prevent a Fund’s total operating expenses from exceeding the agreed upon expense cap. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

BMO Large-Cap Value Fund

	Class Y	Class A	Class A (Pro Forma)
1 Year	$102	$597	$597
3 Years	$325	$809	$809
5 Years	$566	$1,037	$1,037
10 Years	$1,257	$1,694	$1,694

BMO Mid-Cap Value Fund

	Class Y	Class A	Class A (Pro Forma)
1 Year	$125	$619	$619
3 Years	$390	$871	$871
5 Years	$676	$1,142	$1,142
10 Years	$1,489	$1,914	$1,914

BMO Mid-Cap Growth Fund

	Class Y	Class A	Class A (Pro Forma)
1 Year	$127	$621	$621
3 Years	$407	$887	$887
5 Years	$708	$1,173	$1,173
10 Years	$1,563	$1,985	$1,985

C-1

BMO Small-Cap Growth Fund

	Class Y	Class A	Class A (Pro Forma)
1 Year	$119	$613	$613
3 Years	$372	$853	$853
5 Years	$644	$1,111	$1,111
10 Years	$1,420	$1,849	$1,849

BMO Ultra Short Tax-Free Fund

	Class Y	Class A	Class A (Pro Forma)
1 Year	$56	$255	$255
3 Years	$196	$392	$392
5 Years	$348	$541	$541
10 Years	$790	$974	$974

BMO Short Tax-Free Fund

	Class Y	Class A	Class A (Pro Forma)
1 Year	$57	$256	$256
3 Years	$227	$423	$423
5 Years	$412	$603	$603
10 Years	$946	$1,127	$1,127

BMO Short-Term Income Fund

	Class Y	Class A	Class A (Pro Forma)
1 Year	$63	$262	$262
3 Years	$220	$416	$416
5 Years	$391	$583	$583
10 Years	$885	$1,067	$1,067

C-2

Annex D

Form of Articles Amendment

TO BE EFFECTIVE AT 4:00 P.M., CENTRAL TIME, ON JUNE 2, 2017 (THE “EFFECTIVE TIME”)

BMO FUNDS, INC.

AMENDMENT NO. [50]

TO

ARTICLES OF INCORPORATION

The undersigned officer of BMO Funds, Inc. (the “Corporation”) hereby certifies that in accordance with Sections 180.1003 of the Wisconsin Statutes, the following Amendment to the Corporation’s Articles of Incorporation, as amended (the “Articles”), was duly adopted to terminate the existing series Y shares of the following funds: BMO Large-Cap Value Fund, BMO Mid-Cap Growth Fund, BMO Mid-Cap Value Fund, BMO Small-Cap Growth Fund, BMO Short-Term Income Fund, BMO Short Tax-Free Fund, and BMO Ultra Short Tax-Free Fund.

“The Articles are hereby amended as follows:

Section (a) of Article IV is hereby amended by deleting section (a) thereof and inserting the following as a new paragraph:

‘(a)                              The Corporation is authorized to issue an indefinite number of shares of common stock, par value $.0001 per share. Subject to the following paragraph, the authorized shares are classified as follows:

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
Investor Class
BMO Mortgage Income Fund	Series Y	Indefinite
BMO Mid-Cap Growth Fund	Series Y	Indefinite
BMO Prime Money Market Fund	Series Y	Indefinite
BMO Government Money Market Fund	Series Y	Indefinite
BMO Large-Cap Growth Fund	Series Y	Indefinite
BMO Intermediate Tax-Free Fund	Series Y	Indefinite
Marshall International Stock Fund	Series Y	Indefinite
BMO Tax-Free Money Market Fund	Series Y	Indefinite
BMO TCH Core Plus Bond Fund	Series Y	Indefinite
BMO TCH Corporate Income Fund	Series Y	Indefinite
BMO Pyrford International Stock Fund	Series Y	Indefinite
BMO Growth Allocation Fund	Series Y	Indefinite
BMO Aggressive Allocation Fund	Series Y	Indefinite
BMO Conservative Allocation Fund	Series Y	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
BMO Balanced Allocation Fund	Series Y	Indefinite
BMO Moderate Allocation Fund	Series Y	Indefinite
BMO In-Retirement Fund	Series Y	Indefinite
BMO Target Retirement 2020 Fund	Series Y	Indefinite
BMO Target Retirement 2030 Fund	Series Y	Indefinite
BMO Target Retirement 2040 Fund	Series Y	Indefinite
BMO Target Retirement 2050 Fund	Series Y	Indefinite
BMO Target Retirement 2015 Fund	Series Y	Indefinite
BMO Target Retirement 2025 Fund	Series Y	Indefinite
BMO Target Retirement 2035 Fund	Series Y	Indefinite
BMO Target Retirement 2045 Fund	Series Y	Indefinite
BMO Target Retirement 2055 Fund	Series Y	Indefinite
BMO Institutional Prime Money Market Fund	Series Y	Indefinite

Institutional Class
BMO Mortgage Income Fund	Series I	Indefinite
BMO TCH Intermediate Income Fund	Series I	Indefinite
BMO Short-Term Income Fund	Series I	Indefinite
BMO Small-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Value Fund	Series I	Indefinite
BMO Large-Cap Growth Fund	Series I	Indefinite
BMO Large-Cap Value Fund	Series I	Indefinite
BMO LGM Emerging Markets Equity Fund	Series I	Indefinite
BMO TCH Core Plus Bond Fund	Series I	Indefinite
BMO TCH Corporate Income Fund	Series I	Indefinite
BMO Ultra Short Tax-Free Fund	Series I	Indefinite
BMO Intermediate Tax-Free Fund	Series I	Indefinite
Marshall International Stock Fund	Series I	Indefinite
BMO Small-Cap Value Fund	Series I	Indefinite
BMO Dividend Income Fund	Series I	Indefinite
BMO Monegy High Yield Bond Fund	Series I	Indefinite
BMO Pyrford International Stock Fund	Series I	Indefinite
BMO Low Volatility Equity Fund	Series I	Indefinite
BMO Short Tax-Free Fund	Series I	Indefinite
BMO TCH Emerging Markets Bond Fund	Series I	Indefinite
BMO Growth Allocation Fund	Series I	Indefinite
BMO Aggressive Allocation Fund	Series I	Indefinite
BMO Conservative Allocation Fund	Series I	Indefinite
BMO Balanced Allocation Fund	Series I	Indefinite
BMO Moderate Allocation Fund	Series I	Indefinite
BMO Global Low Volatility Equity Fund	Series I	Indefinite
BMO Small-Cap Core Fund	Series I	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
BMO Alternative Strategies Fund	Series I	Indefinite
BMO Disciplined International Equity Fund	Series I	Indefinite
BMO Global Long/Short Equity Fund	Series I	Indefinite

Class A
BMO Low Volatility Equity Fund	Series A	Indefinite
BMO Dividend Income Fund	Series A	Indefinite
BMO Large-Cap Value Fund	Series A	Indefinite
BMO Large-Cap Growth Fund	Series A	Indefinite
BMO Mid-Cap Value Fund	Series A	Indefinite
BMO Mid-Cap Growth Fund	Series A	Indefinite
BMO Small-Cap Value Fund	Series A	Indefinite
BMO Small-Cap Core Fund	Series A	Indefinite
BMO Small-Cap Growth Fund	Series A	Indefinite
BMO Global Low Volatility Equity Fund	Series A	Indefinite
BMO Pyrford International Stock Fund	Series A	Indefinite
BMO LGM Emerging Markets Equity Fund	Series A	Indefinite
BMO TCH Emerging Markets Bond Fund	Series A	Indefinite
BMO Ultra Short Tax-Free Fund	Series A	Indefinite
BMO Short Tax-Free Fund	Series A	Indefinite
BMO Short-Term Income Fund	Series A	Indefinite
BMO Intermediate Tax-Free Fund	Series A	Indefinite
BMO Mortgage Income Fund	Series A	Indefinite
BMO TCH Intermediate Income Fund	Series A	Indefinite
BMO TCH Corporate Income Fund	Series A	Indefinite
BMO TCH Core Plus Bond Fund	Series A	Indefinite
BMO Monegy High Yield Bond Fund	Series A	Indefinite
BMO Alternative Strategies Fund	Series A	Indefinite
BMO Disciplined International Equity Fund	Series A	Indefinite
BMO Global Long/Short Equity Fund	Series A	Indefinite

Class R3
BMO Growth Allocation Fund	Series R3	Indefinite
BMO Aggressive Allocation Fund	Series R3	Indefinite
BMO Conservative Allocation Fund	Series R3	Indefinite
BMO Balanced Allocation Fund	Series R3	Indefinite
BMO Moderate Allocation Fund	Series R3	Indefinite
BMO In-Retirement Fund	Series R3	Indefinite
BMO Target Retirement 2020 Fund	Series R3	Indefinite
BMO Target Retirement 2030 Fund	Series R3	Indefinite
BMO Target Retirement 2040 Fund	Series R3	Indefinite
BMO Target Retirement 2050 Fund	Series R3	Indefinite
BMO Target Retirement 2015 Fund	Series R3	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
BMO Target Retirement 2025 Fund	Series R3	Indefinite
BMO Target Retirement 2035 Fund	Series R3	Indefinite
BMO Target Retirement 2045 Fund	Series R3	Indefinite
BMO Target Retirement 2055 Fund	Series R3	Indefinite
BMO Mid-Cap Value Fund	Series R3	Indefinite
BMO Mid-Cap Growth Fund	Series R3	Indefinite
BMO Small-Cap Value Fund	Series R3	Indefinite
BMO Pyrford International Stock Fund	Series R3	Indefinite
BMO Disciplined International Equity Fund	Series R3	Indefinite
BMO Global Long/Short Equity Fund	Series R3	Indefinite

Class R6
BMO Growth Allocation Fund	Series R6	Indefinite
BMO Aggressive Allocation Fund	Series R6	Indefinite
BMO Conservative Allocation Fund	Series R6	Indefinite
BMO Balanced Allocation Fund	Series R6	Indefinite
BMO Moderate Allocation Fund	Series R6	Indefinite
BMO In-Retirement Fund	Series R6	Indefinite
BMO Target Retirement 2020 Fund	Series R6	Indefinite
BMO Target Retirement 2030 Fund	Series R6	Indefinite
BMO Target Retirement 2040 Fund	Series R6	Indefinite
BMO Target Retirement 2050 Fund	Series R6	Indefinite
BMO Target Retirement 2015 Fund	Series R6	Indefinite
BMO Target Retirement 2025 Fund	Series R6	Indefinite
BMO Target Retirement 2035 Fund	Series R6	Indefinite
BMO Target Retirement 2045 Fund	Series R6	Indefinite
BMO Target Retirement 2055 Fund	Series R6	Indefinite
BMO Mid-Cap Value Fund	Series R6	Indefinite
BMO Mid-Cap Growth Fund	Series R6	Indefinite
BMO Small-Cap Value Fund	Series R6	Indefinite
BMO Pyrford International Stock Fund	Series R6	Indefinite
BMO Disciplined International Equity Fund	Series R6	Indefinite
BMO Global Long/Short Equity Fund	Series R6	Indefinite
BMO Large-Cap Value Fund	Series R6	Indefinite
BMO Large-Cap Growth Fund	Series R6	Indefinite

Premier Class
BMO Prime Money Market Fund	Premier Class	Indefinite
BMO Government Money Market Fund	Premier Class	Indefinite
BMO Tax-Free Money Market Fund	Premier Class	Indefinite
BMO Institutional Prime Money Market Fund	Premier Class	Indefinite	’”

This Amendment to the Articles of Incorporation of the Corporation was adopted by the Board of Directors on February 8, 2017 and the shareholders of each Fund on May 23, 2017 in accordance with Sections 180.1003 of the Wisconsin Statutes.

Executed this [            ] day of [            ], 2017.

BMO FUNDS, INC.

By:
John M. Blaser President

This instrument was drafted by:

Michael J. Murphy

BMO Financial Corp.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E21461-TBD	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

[BMO Large-Cap Value Fund] [BMO Mid-Cap Value Fund] [BMO Mid-Cap Growth Fund] [BMO Small-Cap Growth Fund] [BMO Ultra Short Tax-Free Fund] [BMO Short Tax-Free Fund] [BMO Short-Term Income Fund]

Proposal:	For	Against	Abstain

1.    To approve an amendment to the Articles of Incorporation, as amended, of BMO Funds, Inc. (the “Corporation”) to redesignate and convert the Class Y shares of the Fund into Class A shares of the Fund and to terminate the Class Y shares of the Fund, as described in a plan of redesignation and conversion.

	☐	☐	☐

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Directors of the Corporation, who unanimously recommend you vote FOR the Proposal. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Note: Please sign exactly as your name appears on the records of the Corporation and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

V.2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E21462-TBD

BMO FUNDS, INC. PROXY FOR SPECIAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Class Y shares of the Fund referenced on the reverse side, a series of BMO Funds, Inc., a Wisconsin corporation (the “Corporation”), hereby appoints John M. Blaser and Timothy M. Bonin, or either of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202 on Tuesday, May 23, 2017 at 8:30 a.m., Central Time, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

V.2